UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2004

Anadys Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware		23-3193172
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9050 Camino Santa Fe	92121
San Diego, California	(Zip Code)
(Address of Principal Executive
Offices)

Registrant’s telephone number, including area code: (858) 530-3600

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 13, 2004

Item 12. Results of Operations and Financial Condition

     On May 13, 2004, Anadys Pharmaceuticals, Inc. issued a press release announcing its financial results for the three months ended March 31, 2004. A copy of this press release is attached hereto as Exhibit 99.1, which is furnished under Item 12 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2004	Anadys Pharmaceuticals, Inc.

	By:	/s/ Michael J. Kamdar

Michael J. Kamdar
Senior Vice President, Corporate Development and Finance

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 13, 2004